                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                             (Curtis J. Crawford)


      I hereby appoint John T. Kurtzweil, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2002, and any amendments.

Dated:  March 15, 2003


                             /s/ CURTIS J. CRAWFORD
                             -----------------------
                              Curtis J. Crawford

                                POWER OF ATTORNEY
                                (David Bonderman)


      I hereby appoint John T. Kurtzweil, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2002, and any amendments.

Dated: March 17, 2003

                              /s/   DAVID BONDERMAN
                              ----------------------
                                    David Bonderman

                                POWER OF ATTORNEY
                               (Richard W. Boyce)


      I hereby appoint John T. Kurtzweil, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2002, and any amendments.

Dated: March 18, 2003


                              /s/ RICHARD W. BOYCE
                                Richard W. Boyce

                                POWER OF ATTORNEY
                                (Justin T. Chang)


      I hereby appoint John T. Kurtzweil, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2002, and any amendments.

Dated: March 17, 2003


                              /s/   JUSTIN T. CHANG
                              ---------------------
                                    Justin T. Chang

                                POWER OF ATTORNEY
                               (William A. Franke)


            I hereby appoint John T. Kurtzweil, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2002, and any amendments.

Dated: March 17, 2003
                                       /s/   WILLIAM A. FRANKE
                                       -----------------------
                                             William A. Franke

                                POWER OF ATTORNEY
                                (John W. Marren)


      I hereby appoint John T. Kurtzweil, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2002, and any amendments.

Dated: March 17, 2003


                                                   /s/ JOHN W. MARREN
                                                  ---------------------
                                                    John W. Marren

                                POWER OF ATTORNEY
                               (Keith D. Jackson)


      I hereby appoint Bill George, John T. Kurtzweil and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Director and/or Chief Executive Officer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2002, and any amendments.

Dated:      March 14, 2003

                                       /s/   KEITH D. JACKSON
                                       ----------------------
                                             Keith D. Jackson

                                POWER OF ATTORNEY
                               (John T. Kurtzweil)


      I hereby appoint Keith D. Jackson, Bill George and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Chief Financial Officer and/or Treasurer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2002, and any amendments.

Dated:      March 14, 2003


                                       /s/   JOHN T. KURTZWEIL
                                       -----------------------
                                             John T. Kurtzweil

                                POWER OF ATTORNEY
                              (Jerome N. Gregoire)


      I hereby appoint John T. Kurtzweil, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2002, and any amendments.

Dated: March 17, 2003


                                            /s/   JEROME N. GREGOIRE
                                            ------------------------
                                                  Jerome N. Gregoire

                                POWER OF ATTORNEY
                             (Emmanuel T. Hernandez)


      I hereby appoint John T. Kurtzweil, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2002, and any amendments.

Dated: March 17, 2003
                                            /s/   EMMANUEL T. HERNANDEZ
                                            ---------------------------
                                               Emmanuel T. Hernandez

                                POWER OF ATTORNEY
                              (J. Daniel McCranie)


      I hereby appoint John T. Kurtzweil, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as as Chairman of the Board of Directors of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2002, and any amendments.

Dated: March 17, 2003
                                            /s/   J. DANIEL MCCRANIE
                                            ------------------------
                                                  J. Daniel McCranie